Exhibit 99.1

MAST THERAPEUTICS AND SAVARA ANNOUNCE APPROVAL TO LIST COMMON STOCK ON THE NASDAQ CAPITAL MARKET

Special Meeting of Mast Therapeutics Stockholders to Be Held on April 21, 2017

SAN DIEGO, CA and AUSTIN, TX – April 10, 2017 – Mast Therapeutics, Inc. (NYSE MKT: MSTX) and Savara Inc., a privately-held, clinical-stage specialty pharmaceutical company focused on the development and commercialization of novel therapies for the treatment of serious or life-threatening rare respiratory diseases, announced today that, pending completion of their proposed merger, the combined company’s common stock has been approved for listing on the Nasdaq Capital Market under the symbol “SVRA.”  Trading on the Nasdaq Capital Market is expected to commence on the first business day after completion of the merger.  Mast’s common stock is expected to continue to trade on the NYSE MKT until completion of the merger.  Mast has provided notification to the NYSE MKT of its intent to voluntarily withdraw its common stock from listing and trading on NYSE MKT in connection with the completion of the merger and the move to Nasdaq.

“As home to many innovative and growth-oriented life science companies, Nasdaq is a natural fit for Savara,” said Rob Neville, Chief Executive Officer of Savara.  “We believe the move to Nasdaq will provide strong visibility for our stock, good trading liquidity in our shares, and provide the company with greater exposure to institutional investors.”

Mast will hold a special meeting of its stockholders to vote on matters related to the proposed merger with Savara on April 21, 2017 at 9:00 a.m. Pacific Time. Mast’s stockholders of record as of the close of business on March 13, 2017 are entitled to receive notice of, and to vote at, the special meeting.  The merger is expected to close promptly after the Mast special meeting, subject to the approval of the Mast stockholders and the satisfaction or waiver of the other closing conditions in the merger agreement between the companies.

The merger has been unanimously approved by the boards of directors of both companies and Mast urges its stockholders to vote “FOR” the merger and the other proposals set forth in the proxy statement/prospectus/ information statement dated March 15, 2017, a copy of which has been provided to Mast stockholders of record as of March 13, 2017. Not voting is the same as voting against the transaction. Given that Mast stockholder approval must exceed 50% of Mast’s outstanding common stock as of the record date, every vote in favor of each proposal is extremely important no matter how many or how few shares you own.  Please vote TODAY!

THE MERGER WILL NOT GO FORWARD UNLESS

THE MERGER, REVERSE STOCK SPLIT AND NAME CHANGE PROPOSALS

ARE ALL APPROVED.

If you are a Mast stockholder and you have questions or require assistance in submitting your proxy or voting your shares, please contact Mast’s proxy solicitor:

ADVANTAGE PROXY, INC.

Toll Free:  1-877-870-8565

Collect:  1-206-870-8565

Email:  ksmith@advantageproxy.com

About Mast Therapeutics

Mast Therapeutics, Inc. is a publicly traded biopharmaceutical company headquartered in San Diego, California. Mast’s lead product candidate, AIR001, is a sodium nitrite solution for intermittent inhalation via nebulization in Phase 2 clinical development for the treatment of heart failure with preserved ejection fraction (HFpEF).  More information can be found on Mast’s web site at www.masttherapeutics.com.  Mast Therapeutics™ and the corporate logo are trademarks of Mast Therapeutics, Inc.

About Savara

Savara Inc. is a clinical-stage specialty pharmaceutical company focused on the development and commercialization of novel therapies for the treatment of serious or life-threatening rare respiratory diseases. Savara’s pipeline comprises AeroVanc, a Phase 3 ready inhaled vancomycin, and Molgradex, a Phase 2/3 stage inhaled granulocyte-macrophage colony-stimulating factor, or GM-CSF. Savara’s strategy involves expanding its pipeline of best-in-class products through indication expansion, strategic development partnerships and product acquisitions, with the goal of becoming a leading company in its field. Savara’s management team has significant experience in orphan drug development and pulmonary medicine, in identifying unmet needs, creating and acquiring new product candidates, and effectively advancing them to approvals and commercialization. More information can be found at www.savarapharma.com.

Additional Information about the Proposed Merger and Where to Find It

In connection with the proposed merger, Mast Therapeutics has filed relevant materials with the Securities and Exchange Commission, or the SEC, including a registration statement on Form S-4 that contains a proxy statement, prospectus and information statement. The registration statement was declared effective by the SEC on March 15, 2017. The proxy statement/prospectus/information statement and other relevant materials, and any other documents filed by Mast with the SEC, may be obtained free of charge at the SEC web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Mast by directing a written request to: Mast Therapeutics, Inc. 3611 Valley Centre Drive, Suite 500, San Diego, California 92130, Attn: Investor Relations. Investors and security holders of Mast and Savara are urged to read the proxy statement/prospectus/information statement and other relevant materials before making any voting or investment decision with respect to the proposed merger.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities in connection with the proposed merger shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

Mast and its directors and executive officers and Savara and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Mast and Savara in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed merger is included in the proxy statement/prospectus/information statement referred to above. Additional information regarding the directors and executive officers of Mast is also included in Mast’s Annual Report on Form 10-K for the year ended December 31, 2016, which was filed with the SEC on March 6, 2017. These documents are available free of charge at the SEC web site (www.sec.gov) and from Investor Relations at Mast at the address described above.

Forward Looking Statements

Mast and Savara caution you that statements in this press release that are not a description of historical fact are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words referencing future events or circumstances such as "expect," "intend," "plan," "anticipate," "believe," and "will," among others. Such statements include, but are not limited to, statements regarding the structure, timing and completion of the proposed merger; expectations regarding listing and trading of Mast’s common stock on the NYSE MKT and of the combined organization’s common stock on the Nasdaq Capital Market; the capitalization, resources, ownership structure of the combined organization; the nature, strategy and focus of the combined organization; the safety, efficacy and projected development timeline and commercial potential of any product candidates; the executive officer and board structure of the combined organization; and the expectations regarding voting by Mast stockholders. Mast and/or Savara may not actually achieve the proposed merger, or any plans or product development goals in a timely manner, if at all, or otherwise carry out the intentions or meet the expectations or projections disclosed in the forward-looking statements, and you should not place undue reliance on these forward-looking statements. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon Mast's and Savara's current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, risks and uncertainties associated with stockholder approval of and the ability to consummate the proposed merger through the process being conducted by Mast and Savara, the ability to project future cash utilization and reserves needed for contingent future liabilities and business operations, the availability of sufficient resources for combined company operations and to conduct or continue planned clinical development programs, the timing and ability of Mast or Savara to raise additional equity capital to fund continued operations; the ability to successfully develop any of Mast’s and/or Savara’s product candidates, and the risks associated with the process of developing, obtaining regulatory approval for and commercializing drug candidates that are safe and effective for use as human therapeutics. Risks and uncertainties facing Mast, Savara and the combined organization and risks related to the proposed merger are described more fully in the proxy statement/prospectus/information statement referred to above. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they were made. Neither Mast nor Savara undertakes any obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as may be required by law.

Contact:

Mast Therapeutics

Ioana C. Hone (ir@mastthera.com)

858-552-0866 Ext. 303

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